                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 16, 2000



                         LONE STAR TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)



          Delaware                        1-12881                75-2085454
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)



                           15660 North Dallas Parkway
                                    Suite 500
                               Dallas, Texas 75248
         (Address, including zip code, of principal executive offices)

      Registrant's telephone number, including area code:  (972) 770-6401


                                 Not applicable
             (former name, former address and former fiscal year,
                        if changed since last report)

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ITEM 5.  OTHER EVENTS.

        On October 16, 2000, Lone Star Technologies, Inc. ("Lone Star") announced its earnings for the third quarter 2000 which ended on September30, 2000 in a press release (the "Press Release").

        The foregoing is qualified by reference to the Press Release, which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Financial Statements of businesses being acquired.

        Not applicable.

        (b)     Pro forma financial information.

        Not applicable.

        (c)     Exhibits

99.1 Press release dated October 16, 2000, announcing Lone Star's earnings for the third quarter 2000 which ended on September 30, 2000.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LONE STAR TECHNOLOGIES, INC.



Date:  October 17, 2000                 By:  /s/ Charles J. Keszler
                                             --------------------------------
                                             Charles J. Keszler
                                             Vice President - Finance



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                               INDEX TO EXHIBITS

 Item
Number          Exhibit
------          -------
 99.1           Press release dated October 16, 2000, announcing Lone Star's earnings for the third quarter 2000 which ended on September 30,
                2000.



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